BlackRock Focus Growth Fund, Inc.

( the “Fund”)

Supplement dated December 10, 2012

to the Prospectus dated December 28, 2011

Effective January 1, 2013, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview – Key Facts about BlackRock Focus Growth Fund, Inc. – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund – How the Fund Invests – About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by Lawrence Kemp. Mr. Kemp is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio manager.

The section in the Prospectus captioned “Management of the Fund – Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by Lawrence Kemp, who is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

Shareholders should retain this Supplement for future reference.

PRO-19080-1212SUP